Exhibit 10.34

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”)
BECAUSE ILEARNINGENGINES, INC. HAS DETERMINED SUCH INFORMATION (I) IS NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”) is made as of October 21, 2021, between ILEARNINGENGINES INC., a Delaware corporation (“Grantor”), and VENTURE LENDING & LEASING IX, INC. (“Fund 9”) and WTI FUND X, INC. (“Fund 10”), both Maryland corporations (sometimes referred to herein individually and together as “Secured Party”).

RECITALS

A. Pursuant to that certain Loan and Security Agreement of even date herewith between Grantor, as borrower, and Secured Party, as lender (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), Secured Party has agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the “Loans”) in the amounts and manner set forth in the Loan Agreement. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Secured Party is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Secured Party a security interest in substantially all of Grantor’s personal property whether presently existing or hereafter acquired. To that end, Grantor has executed in favor of Secured Party the Loan Agreement granting a security interest in all Collateral, and is executing this Agreement with respect to certain items of Intellectual Property, in particular.

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor’s present or future Obligations, Grantor hereby grants a security interest to Secured Party, as security, in and to Grantor’s entire right, title and interest in, to and under the following Intellectual Property, now owned or hereafter acquired by Grantor or in which Grantor now holds or hereafter acquires any interest (all of which shall collectively be called the “Collateral” for purposes of this Agreement):

(a) Any and all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country; all registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, and State thereof or any other country; all continuations, renewals, or extensions thereof; and any registrations to be issued under any pending applications, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b) All letters patent of, or rights corresponding thereto in, the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto in, the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; all reissues, continuations, continuations-in-part or extensions thereof; all petty patents, divisionals, and patents of addition; and all patents to be issued under any such applications, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(c) All trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and reissues, extensions or renewals thereof, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(f) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents;

and

(g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding the foregoing the term “Collateral” shall not include: (a) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such “intent to use” trademarks would be contrary to applicable law or (b) any contract, instrument or chattel paper in which Grantor has any right, title or interest if and to the extent such contract, instrument or chattel paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such contract, instrument or chattel paper to enforce any remedy with respect thereto; provided, however, that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such contract, instrument or chattel paper, or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code or principles of equity); provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, the term “Collateral” shall include, and Grantor shall be deemed to have granted a security interest in, all its rights, title and interests in and to such contract, instrument or chattel paper as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Secured Party’s unconditional continuing security interest in and to all rights, title and interests of Grantor in or to any payment obligations or other rights to receive monies due or to become due under any such contract, instrument or chattel paper and in any such monies and other proceeds of such contract, instrument or chattel paper.

2. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

(a) Grantor has rights (as defined in the UCC) in the Collateral, except for Permitted Liens;

(b) During the term of this Agreement, Grantor will not transfer or otherwise encumber any interest in the Collateral, except for Permitted Liens and except for transfers otherwise permitted under the Loan Agreement;

(c) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

(d) Grantor shall deliver to Secured Party within thirty (30) days of the last day of each fiscal quarter, a report signed by Grantor, in form reasonably acceptable to Secured Party, listing (i) any applications or registrations that Grantor has made or filed in respect of any patents, copyrights or trademarks, (ii) the status of any outstanding applications or registrations and (iii) any material change in the composition of the Collateral;

(e) Grantor shall use reasonable commercial efforts to (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing of material infringements detected, and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public unless Grantor deems it to be in the best interest of Grantor’s business;

(f) Grantor shall apply for registration (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable: (i) those intellectual property rights listed on Exhibits A, B and C hereto within thirty (30) days of the date of this Agreement; and (ii) those additional intellectual property rights developed or acquired by Grantor from time to time in connection with any product or service, prior to the sale or licensing of such product or the rendering of such service to any third party (including without limitation revisions or additions to the intellectual property rights listed on such Exhibits A, B and C), except, in each case, with respect to such rights that Grantor determines in its sole but reasonable commercial judgment need not be registered to protect its own business interests. Grantor shall, from time to time, execute and file such other instruments, and take such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party’s interest in the Collateral; and

(g) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor’s obligations hereunder without Secured Party’s prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor’s rights and interests in any property included within the definition of the Collateral acquired under such contracts, except for provisions in such material contracts as are referenced in the last paragraph of Section 1 of this Agreement.

3. Further Assurances; Attorney in Fact.

(a) On a continuing basis, Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by Secured Party, to perfect Secured Party’s security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Collateral.

(b) Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, from time to time in Secured Party’s discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including (i) to modify, in its sole discretion, this Agreement without first obtaining Grantor’s approval of or signature to such modification by amending Exhibits A, B and C, hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Grantor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law, and (iii) after the occurrence and during the continuance of an Event of Default, to transfer the Collateral into the name of Secured Party or a third party to the extent permitted under the California Uniform Commercial Code.

4. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Agreement:

(a) An Event of Default under the Loan Agreement; or

(b) Grantor breaches in any material respect any warranty or agreement made by Grantor in this Agreement and, as to any breach that is capable of cure, Grantor fails to cure such breach within thirty (30) days of the sooner to occur of Grantor’s receipt of notice of such breach from Secured Party or the date on which such breach first becomes known to Grantor.

5. Amendments. This Agreement may be amended only by a written instrument signed by both parties hereto, except for amendments permitted under Section 3 hereof to be made by Secured Party alone.

6. Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by electronic signatures. Grantor and Secured Party expressly agree to conduct the transactions contemplated by this Agreement by electronic means (including, without limitation, with respect to the execution, delivery, storage and transfer of this Agreement by electronic means and to the enforceability of electronic Loan Documents). Delivery of an executed signature page to this Agreement by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

7. Several Nature of Secured Party’s Obligations and Rights; Pari Passu Security Interests. This Agreement is and shall be interpreted for all purposes as separate and distinct agreements between Grantor and Fund 9, on the one hand, and Grantor and Fund 10, on the other hand, and nothing in this Agreement shall be deemed a joint venture, partnership or other association between Fund 9 and Fund 10. Each reference in this Agreement to “Secured Party” shall mean and refer to each of Fund 9 and Fund 10, singly and independent of one another. Without limiting the generality of the foregoing, the covenants and other obligations of “Secured Party” under this Agreement are several and not joint obligations of Fund 9 and Fund 10, and all rights and remedies of “Secured Party” under this Agreement may be exercised by Fund 9 and/or Fund 10 independently of one another. The security interests granted by Grantor to each of Fund 9 and Fund 10 hereunder and under the Loan Agreement shall be deemed to have been granted and perfected at the same time and shall be of equal priority.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

GRANTOR:

ILEARNINGENGINES INC.

	By:	/s/ Harish P.K. Chidambaran
	Name:	Harish P.K. Chidambaran
	Title:	Chief Executive Officer
Address for Notices:
[***]
[***]
Attn: [***]
Fax #: [***]
Phone #: [***]

SECURED PARTY

VENTURE LENDING & LEASING IX, INC.

	By:	/s/ Rodolfo Ruano
	Name:	Rodolfo Ruano
	Title:	Vice President

Address for Notices:
[***]
[***]
Attn: [***]
Fax #: [***]
Phone #: [***]

SECURED PARTY:

WTI FUND X, INC.

	By:	/s/ Rodolfo Ruano
	Name:	Rodolfo Ruano
	Title:	Vice President

Address for Notices:
[***]
[***]
Attn: [***]
Fax # [***]
Phone # [***]

EXHIBIT A

Copyrights

EXHIBIT B

Patents

EXHIBIT C

Trademarks